CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Smartsheet Inc. (the “Company”) on Form 10-Q for the fiscal quarter ended October 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mark P. Mader, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

	By:	/s/ Mark P. Mader
Mark P. Mader
President and Chief Executive Officer (Principal Executive Officer)

Date: December 10, 2018